                                                                    EXHIBIT 20.2


                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------


          The information which is required to be prepared with respect to the Distribution Date of February 20, 1998 and with respect to the performance of the Trust during the related Monthly Period.

          Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.        Information Regarding the Current Monthly Distribution (Stated on the
          ---------------------------------------------------------------------
          basis of $1,000 Original Certificate Principal Amount)
          ------------------------------------------------------

          1     The amount of the current monthly distribution in
                respect of Class A Monthly Principal. . . . . . . . . . . . . . . . . . .                    0.00
                                                                                              --------------------

          2     The amount of the current monthly distribution in
                respect of Class B Monthly Principal. . . . . . . . . . . . . . . . . . .                    0.00
                                                                                              --------------------

          3     The amount of the current monthly distribution in
                respect of Collateral Monthly Principal. . . . . . . . . . . . . . . . . .                   0.00
                                                                                              --------------------

          4     The amount of the current monthly distribution in
                respect of Class A Monthly Interest. . . . . . . . . . . . . . . . . . .             1,473,468.75
                                                                                              --------------------

          5     The amount of the current monthly distribution in
                respect of Class A Deficiency Amounts. . . . . . . . . . . . . . . . . .                     0.00
                                                                                              --------------------

          6     The amount of the current monthly distribution in
                respect of Class A Additional Interest. . . . . . . . . . . . . . . . . .                    0.00
                                                                                              --------------------

          7     The amount of the current monthly distribution in
                respect of Class B Monthly Interest. . . . . . . . . . . . . . . . . . . .             123,307.00
                                                                                              --------------------

          8     The amount of the current monthly distribution in
                respect of Class B Deficiency Amounts. . . . . . . . . . . . . . . . . . .                   0.00
                                                                                              --------------------

          9     The amount of the current monthly distribution in
                respect of Class B Additional Interest. . . . . . . . . . . . . . . . . . .                  0.00
                                                                                              --------------------

          10    The amount of the current monthly distribution in
                respect of Collateral Monthly Interest. . . . . . . . . . . . . . . . . .              175,192.37
                                                                                              --------------------

          11    The amount of the current monthly distribution in
                respect of any accrued and unpaid Collateral
                Monthly Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     0.00
                                                                                              --------------------

B.        Information Regarding the Performance of the Trust
          --------------------------------------------------

          1     Collection of Principal Receivables
                -----------------------------------

                  (a) The aggregate amount of Principal Collections
                      processed during the related Monthly Period
                      which were allocated in respect of the
                      Class A Certificates. . . . . . . . . . . . . . . . . . . . . . . .           32,719,729.47
                                                                                              --------------------

                  (b) The aggregate amount of Principal Collections
                      processed during the related Monthly Period
                      which were allocated in respect of the
                      Class B Certificates. . . . . . . . . . . . . . . . . . . . . . . .            2,677,128.27
                                                                                              --------------------

                  (c) The aggregate amount of Principal Collections
                      processed during the related Monthly Period
                      which were allocated in respect of the
                      Collateral Interest. . . . . . . . . . . . . . . . . . . . . . . .             4,263,487.09
                                                                                              --------------------

          2     Principal Receivables in the Trust
                ----------------------------------

                  (a) The aggregate amount of Principal
                      Receivables in the Trust as of the end of the
                      day on the last day of the related Monthly
                      Period (ending Principal balance). . . . . . . . . . . . . . . . .         2,023,905,267.97
                                                                                              --------------------

                  (b) The amount of Principal Receivables in the
                      Trust represented by the Investor Interest of
                      Series 1996-2 as of the end of the day on the
                      last day of the related Monthly Period. . . . . . . . . . . . . . .          363,636,975.00
                                                                                              --------------------

                  (c) The amount of Principal Receivables in the
                      Trust represented by the Series 1996-2
                      Adjusted Investor Interest as of the end of the
                      day on the last day of the related Monthly
                      Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          363,636,975.00
                                                                                              --------------------

                  (d) The amount of Principal Receivables in the
                      Trust represented by the Class A Investor
                      Interest as of the end of the day on the last
                      day of the related Monthly Period. . . . . . . . . . . . . . . . .           300,000,000.00
                                                                                              --------------------

                  (e) The amount of Principal Receivables in the
                      Trust represented by the Class A Adjusted
                      Investor Interest as of the end of day on the
                      last day of the related Monthly Period. . . . . . . . . . . . . . . . .      300,000,000.00
                                                                                              --------------------

                  (f) The amount of Principal Receivables in the
                      Trust represented by the Class B Investor
                      Interest as of the end of the day on the last
                      day of the related Monthly Period. . . . . . . . . . . . . . . . . . . .      24,546,000.00
                                                                                              --------------------

                  (g) The amount of Principal Receivables in the
                      Trust represented by the Collateral Interest as
                      of the end of the day on the last day of the
                      related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . .       39,090,975.00
                                                                                              --------------------

                  (h) The Floating Investor Percentage with respect
                      to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . .              17.47%
                                                                                              --------------------

                  (i) The Class A Floating Allocation with respect
                      to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . .              14.42%
                                                                                              --------------------

                  (j) The Class B Floating Allocation with respect
                      to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . .               1.18%
                                                                                              --------------------

                  (k) The Collateral Floating Allocation with respect
                      to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . .               1.88%
                                                                                              --------------------

                  (l) The Fixed Investor Percentage with respect to
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                              --------------------

                  (m) The Class A Fixed Allocation with respect to
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                              --------------------

                  (n) The Class B Fixed Allocation with respect to
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                              --------------------

                  (o) The Collateral Fixed Allocation with respect to                              N/A
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . --------------------





          3     Rebate Accounts
                ---------------

                The aggregate amount of                                     Aggregate         Percentage of
                Receivables arising in                                       Account           Total Trust
                Rebate Accounts with respect                                 Balance           Receivables
                to the related Monthly Account                               -------           -----------
                Receivables. . . . . . . . . . . . . . . . . . . . . .     57,202,229.70            2.71%
                                                                       ------------------------------------


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

          4     Delinquent Balances
                -------------------

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:


                                                                   Aggregate            Percentage of
                                                                    Account                 Total
                                                                    Balance              Receivables
                                                                    -------              -----------
                  (a)   35 - 64 days:. . . . . . . . . .         31,277,434.97                1.48%
                                                              ----------------------------------------
                  (b)   65 - 94 days:. . . . . . . . . .         18,910,671.62                0.90%
                                                              ----------------------------------------
                  (c)   95 - 124 days:. . . . . . . . . .        14,483,953.17                0.69%
                                                              ----------------------------------------
                  (d)  125 - 154 days:. . . . . . . . .          12,084,423.60                0.57%
                                                              ----------------------------------------
                  (e)  155 - or more days:. . .                  11,415,295.25                0.54%
                                                              ----------------------------------------
                                 Total                           88,171,778.61                4.18%
                                                              ----------------------------------------

          5     Investor Default Amount
                -----------------------

                  (a) The Aggregate Investor Default Amount for
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .        1,520,001.07
                                                                                                 -----------------

                  (b) The Class A Investor Default Amount for
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .        1,253,998.78
                                                                                                 -----------------

                  (c) The Class B Investor Default Amount for
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .          102,602.18
                                                                                                 -----------------

                  (d) The Collateral Default Amount for
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .          163,400.12
                                                                                                 -----------------

          6     Investor Charge Offs
                --------------------

                  (a) The aggregate amount of Class A Investor
                      Charge Offs for the related Monthly Period. . . . . . . . . . . . . .                  0.00
                                                                                                 -----------------

                  (b) The aggregate amount of Class A Investor
                      Charge Offs set forth in 5(a) above per $1,000
                      of original certificate principal amount. . . . . . . . . . . . . . .                  0.00
                                                                                                 -----------------
                  (c) The aggregate amount of Class B Investor
                      Charge Offs for the related Monthly Period. . . . . . . . . . . . . .                  0.00
                                                                                                 -----------------

                  (d) The aggregate amount of Class B Investor
                      Charge Offs set forth in 5(c) above per $1,000
                      of original certificate principal amount. . . . . . . . . . . . . . .                  0.00
                                                                                                 -----------------

                  (e) The aggregate amount of Collateral
                      Charge Offs for the related Monthly Period. . . . . . . . . . . . . .                  0.00
                                                                                                 -----------------

                  (f) The aggregate amount of Collateral Charge-
                      Offs set forth in 5(e) above per $1,000 of
                      original certificate principal amount. . . . . . . . . . . . . . . .                   0.00
                                                                                                 -----------------

                  (g) The aggregate amount of Class A Investor
                      Charge Offs reimbursed on the Transfer Date
                      immediately preceding this Distribution Date. . .  . . . . . . . . .                   0.00
                                                                                                 -----------------

                  (h) The aggregate amount of Class A Investor
                      Charge Offs set forth in 5(g) above per $1,000
                      original certificate principal amount reimbursed
                      on the Transfer Date immediately preceding
                      this Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                 -----------------

                  (i) The aggregate amount of Class B Investor
                      Charge Offs reimbursed on the Transfer
                      Date immediately preceding this Distribution
                      Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                 -----------------

                  (j) The aggregate amount of Class B Investor
                      Charge Offs set forth in 5(i) above per $1,000
                      original certificate principal amount
                      reimbursed on the Transfer Date
                      immediately preceding this Distribution Date. . . . . . . . . . . . . .                0.00
                                                                                                 -----------------

                  (k) The aggregate amount of Collateral Charge
                      Offs reimbursed on the Transfer Date
                      immediately preceding this Distribution Date . . . . . . . . . . . .                   0.00
                                                                                                 -----------------

                  (l) The aggregate amount of Class B Investor
                      Charge Offs set forth in 5(i) above per $1,000
                      original certificate principal amount
                      reimbursed on the Transfer Date
                      immediately preceding this Distribution Date. . . . . . . . . . . .                    0.00
                                                                                                 -----------------

              7 Investor Servicing Fee
                ----------------------

                  (a) The amount of the Class A Servicing Fee
                      payable by the Trust to the Servicer for the
                      related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .              312,500.00
                                                                                                 -----------------

                  (b) The amount of the Class B Servicing Fee
                      payable by the Trust to the Servicer for the
                      related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .               25,568.75
                                                                                                 -----------------

                  (c) The amount of the Collateral Servicing Fee
                      payable by the Trust to the Servicer for the
                      related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .               40,719.77
                                                                                                 -----------------

                  (d) the amount of Servicer Interchange payable
                      by the Trust to the Servicer for the related
                      Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          227,273.11
                                                                                                 -----------------

          8     Reallocations
                -------------

                  (a) The amount of Reallocated Collateral
                      Principal Collections with respect to this
                      Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                                 -----------------

                  (b) The amount of Reallocated Class B
                      Principal Collections with respect to this
                      Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                                 -----------------

                  (c) The Collateral Interest as of the close of
                      business on this Distribution Date. . . . . . . . . . . . . . . . . . . .     39,090,975.00
                                                                                                 -----------------

                  (d) The Class B Investor Interest as of the close of
                      business on this Distribution Date. . . . . . . . . . . . . . . . . . . .     24,546,000.00
                                                                                                 -----------------

          9     Collection of Finance Charge Receivables
                ----------------------------------------

                  (a) The aggregate amount of Collections of
                      Finance Charge Receivables processed
                      during the related Monthly Period which were
                      allocated in respect of the Class A Certificates. . . . . . . . . . . . .      5,069,276.50
                                                                                                 -----------------

                  (b) The aggregate amount of Collections of
                      Finance Charge Receivables processed
                      during the related Monthly Period which were
                      allocated in respect of the Class B Certificates. . . . . . . . . . . . . .      414,267.46
                                                                                                 -----------------

                  (c) The aggregate amount of Collections of
                      Finance Charge Receivable processed
                      during the related Monthly Period which were
                      allocated in respect of the Collateral Interest. . . . . . . . . . . . . .       659,745.75
                                                                                                 -----------------

          10    Principal Funding Account
                -------------------------

                  (a) The principal amount on deposit in the
                      Principal Funding Account on the related
                      Transfer Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                                 -----------------

                  (b) The Accumulation Shortfall with respect to
                      the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                 -----------------

                  (c) The Principal Funding Investment Proceeds
                      deposited in the Finance Charge Account on
                      the related Transfer Date . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                 -----------------

                  (d) The amount of all or the portion of the
                      Reserve Draw Amount deposited in the
                      Finance Charge Account on the related
                      Transfer date from the Reserve Account. . . . . . . . . . . . . . . . . .          6,120.02
                                                                                                 -----------------

          11    Reserve Draw Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,120.02
                -------------------                                                              -----------------

          12    Available Funds
                ---------------

                  (a) The amount of Class A Available Funds on
                      deposit in the Finance Charge Account on
                      the related Transfer Date . . . . . . . . . . . . . . . . . . . . . . .        5,069,276.50
                                                                                                 -----------------

                  (b) The amount of Class B Available Funds on
                      deposit in the Finance charge Account on
                      the related Transfer Date . . . . . . . . . . . . . . . . . . . . . . .          414,267.46
                                                                                                 -----------------

                  (c) The amount of Collateral Available Funds on
                      deposit in the Finance Charge Account on
                      the related Transfer Date . . . . . . . . . . . . . . . . . . . . . . .          659,745.75
                                                                                                 -----------------

          13    Portfolio Yield
                ---------------

                  (a) The Portfolio Yield for the related Monthly
                      Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               16.01%
                                                                                                 -----------------

                  (b) The Portfolio Adjusted Yield for the related
                      Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                5.80%
                                                                                                 -----------------

C.        Floating Rate Determinations
          ----------------------------

          1     LIBOR for the Interest Period ending on this
                Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5.59375%
                                                                                                 -----------------

          2     Number of days in this interest period. . . . . . . . . . . . . . . . . . . .                  31
                                                                                                 -----------------

          3     Interest Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.58475%
                                                                                                 -----------------

D.        CUSIP Numbers
          -------------

          1     Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          337365AC4
                                                                                                 -----------------

          2     Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          337365AD2
                                                                                                 -----------------

                                  FIRST UNION DIRECT BANK, N.A.
                                  SERVICER



                                  By:  /s/ JAMES H. GILBRAITH II
                                  ----------------------------------------


                                  James H. Gilbraith II
                                  Vice President and Managing Director
                                  First Union Direct Bank, N.A.



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